Exhibit 99.4

DIGITAL RIVER, INC.

FIRST AMENDMENT TO SECURITY AGREEMENT RE: RECEIVABLES

This First Amendment to Security Agreement Re: Receivables (herein, the “Amendment”) is entered into as of April 30, 2004 between Digital River, Inc., a Delaware corporation (the “Debtor”), and Harris Trust and Savings Bank (the “Secured Party”).

PRELIMINARY STATEMENTS

A.                                   The Debtor and the Secured Party have entered into a certain Security Agreement Re: Receivables dated as of April 16, 2004 (the “Security Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Security Agreement.

B.                                     The Debtor has requested that the Secured Party make certain changes to the Line of Credit Agreement, and the Secured Party is willing to do so under certain terms and conditions, including the modifications to the Security Agreement contemplated by this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                                 AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Security Agreement shall be and hereby is amended as follows:

1.1.                              The first sentence of the Security Agreement shall be amended and restated in its entirety to read as follows:

“The undersigned, DIGITAL RIVER, INC., a Delaware corporation (the “Debtor”), with its mailing address as set forth in Section 10(b) hereof, for value received, hereby grants to HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the “Secured Party”), with its mailing address as set forth in Section 10(b) hereof, a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, all right, title and interest, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following personal property, assets and rights of the Debtor:

(a)                                  Accounts (including Health-Care-Insurance Receivables, if any, but specifically excluding any Accounts arising from the settlement of online sales transactions, Accounts due from payment processors and Accounts as to which all or a portion of the amounts receivable by Debtor thereunder are contractually required to be paid by the Debtor to the Debtor’s clients (such excluded Accounts and the proceeds thereof being referred to herein as the “Excluded Client Accounts”)), Chattel Paper, Instruments (including Promissory Notes), General Intangibles (including Payment Intangibles), all Letter-of-Credit Rights and Supporting Obligations relating thereto, and all rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which are represented by, arise from, or relate to any of the foregoing;

(b)                                 Account number [Intentionally omitted.] maintained by the Debtor with Deutsche Bank Alex Brown, 300 S. Grand, Los Angeles, California 90071, account number 2583-1869 maintained by the Debtor with Piper Jaffray & Co., U.S. Bancorp Center, 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402 and any other account designated by the Debtor and agreed to by the Secured Party (collectively, the “Specific Pledged Accounts”) and any Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts), cash and cash equivalents held in, by or for the benefit of any of the Specific Pledged Accounts;

(c)                                  Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of the Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained; and

(d)                                 Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”; provided, however, that in no event will any of the Collateral described above be deemed to include Excluded Client Accounts or proceeds thereof (whether cash or any other form).  It is understood and agreed that accounts payable (in whatever form)

owing by the Debtor to its clients are not intended to be deemed “Collateral” hereunder.”

1.2.                              The first sentence of Section 2(j) of the Security Agreement shall be amended and restated in its entirety to read as follows:

“The Debtor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments, and documents and to do all such other things as the Secured Party may reasonably deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Secured Party may from time to time reasonably require in order to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as the Secured Party may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to the Specific Pledged Accounts, Letter-of-Credit Rights, and electronic Chattel Paper, and to cause the relevant depository institution, issuers or other relevant parties to execute and deliver such control agreements, as the Secured Party may from time to time reasonably require.”

1.3.                              Section 5 of the Security Agreement shall be amended and restated in its entirety to read as follows:

“5.                                 Special Provisions Re:  Specific Pledged Accounts and Investment Property Constituting Collateral.  (a) With respect to any Specific Pledged Account maintained by an institution other than the Secured Party, and as a condition to the establishment and maintenance of any such Specific Pledged Account except as otherwise agreed to in writing by the Secured Party, the Debtor, such institution, and the Secured Party shall execute and deliver an account control agreement in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for such institution’s agreement that it will comply with instructions originated by the Secured Party directing the disposition of the funds in the Specific Pledged Account without further consent by such Debtor.

(b)                                 Unless and until a Default has occurred and is continuing and thereafter until notified to the contrary by the Secured Party pursuant to Section 10(b) hereof:

(i)                                     the Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to any Investment Property constituting Collateral; and

(ii)                                  the Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of the Investment Property.

(c)                                  Certificates for all certificated securities now or at any time constituting Collateral shall be promptly delivered by the Debtor to the Secured Party duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision, or reclassification of such Collateral or any part thereof or received in addition to, in substitution of, or in exchange for such Collateral or any part thereof as a result of a merger, consolidation, or otherwise.  With respect to any uncertificated securities or any Collateral held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, the Debtor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among the Debtor, the Secured Party, and such issuer or intermediary in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for the issuer’s or intermediary’s agreement that it shall comply with entitlement orders, and apply any value distributed on account of any such Collateral, as directed by the Secured Party without further consent by the Debtor.  The Secured Party may at any time, upon the occurrence and during the continuation of a Default, cause to be transferred into its name or the name of its nominee or nominees all or any part of any Investment Property constituting Collateral hereunder.

(d)                                 Unless and until a Default has occurred and is continuing, the Debtor may sell or otherwise dispose of any Investment Property constituting Collateral.  After the occurrence and during the continuation of any Default, the Debtor shall not sell all or any part of the Investment Property constituting Collateral without the prior written consent of the Secured Party.

(e)                                  The Debtor represents that as of April 30, 2004, none of the Investment Property constituting Collateral consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent the Debtor has delivered to the Secured Party a duly executed and completed Form U-1 with respect to such stock.  If at any time the Investment Property constituting Collateral or any part thereof consists of margin stock, the Debtor shall promptly so notify the Secured Party and deliver to the Secured Party a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Secured Party in form and substance reasonably satisfactory to the Secured Party.”

1.4.                              Section 7(c) of the Security Agreement shall be amended and restated in its entirety to read as follows:

“(c)                            Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Default, (i) the Secured Party shall have the right to exercise any and all rights with respect to all Specific Pledged Accounts, including, without limitation, the right to direct the disposition of the funds in each such Account to collect, withdraw and receive all amounts due or to become due or payable under each such Account and (ii) all rights of the Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 5(b)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 5(b)(ii) hereof, shall, at the option of the Secured Party, cease and thereupon become vested in the Secured Party, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property constituting Collateral (including, without limitation, the right to deliver notice of control with respect to any Investment Property constituting Collateral held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which the Debtor would otherwise have been authorized to retain pursuant to Section 5(b)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange, or subscription or any other rights, privileges, or options pertaining to any Investment Property constituting Collateral as if the Secured Party were the absolute owner thereof.  Without limiting the foregoing, the Secured Party shall have the right to exchange, at its discretion, any and all of the Investment Property constituting Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Secured Party of any right, privilege, or option pertaining to any Investment Property constituting Collateral and, in connection therewith, to deposit and deliver any and all of the Investment Property constituting

Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as the Secured Party may determine.  In the event the Secured Party in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.”

SECTION 2.                                                 CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.                              The Debtor and the Secured Party shall have executed and delivered this Amendment.

2.2.                              Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Secured Party and its counsel.

SECTION 3.                                                 REPRESENTATIONS.

In order to induce the Secured Party to execute and deliver this Amendment, the Debtor hereby represents to the Secured Party that as of the date hereof all representations and warranties set forth in Security Agreement are and shall be and remain true and correct or, to the extent such representations and warranties specifically refer to an earlier date, that such representations and warranties were true and correct as of such earlier date, and no Default has occurred and is continuing under the Security Agreement or shall result after giving effect to this Amendment.

SECTION 4.                                                 MISCELLANEOUS.

4.1.                              In order to secure the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, all right, title and interest, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral (as defined in the Security Agreement as amended hereby).  The foregoing grant of a lien and security interest is in addition to and supplemental of and not in substitution for the grants already made under the Security Agreement.  This Amendment confirms and assures the liens and continuing security interests heretofore granted in favor of the Secured Party under the Security Agreement, and nothing contained herein shall in any manner impair the priority of such liens and security interests.

4.2.                              Except as specifically amended herein, the Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Security Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Security Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Security Agreement as amended hereby.

4.3.                              The Debtor agrees to pay on demand all reasonable costs and expenses of or incurred by the Secured Party in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Secured Party.

4.4.                              This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Security Agreement Re: Receivables is entered into as of the date first above written.

DIGITAL RIVER, INC.

By:	/s/	Carter D. Hicks
	Name:	Carter D. Hicks
	Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written.

HARRIS TRUST AND SAVINGS BANK

By:	/s/	Peter Stack
	Name:	Peter Stack
	Title:	Vice President